The Royce Fund
Royce Micro-Cap Fund
Supplement to Prospectus dated May 1, 2003

        Royce Micro-Cap Fund will close to new investors effective November 4, 2003. The Fund will remain open to additional investments by existing investors in the Fund. Shareholders in other Royce Funds will not be permitted to acquire shares of the Fund by exchange. Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder has elected otherwise.

October 29, 2003

The Royce Fund
Royce Technology Value Fund
Supplement to Prospectus dated June 30, 2003

Redeeming Shares

        Early Redemption Fee

        Effective November 1, 2003, The Royce Fund will assess an early redemption fee of 2% on shares of Royce Technology Value Fund purchased on or after that date and held for less than six months. Prior to November 1, 2003, this redemption fee was 1%. In addition, exchanges from Royce Technology Value Fund into another Royce Fund will no longer permitted.

October 30, 2003